Semi-Annual Report

June 30, 2010

Series B

ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Report of Independent Registered Public Accounting Firm	5

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Portfolio of Investments	13

Director/Trustee and Officer Information	15

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

PRESIDENT'S LETTER

Pay now and/or later

Dear Shareholder,

It's summer, and it's hot — 100 degrees has not been uncommon here on the East Coast — with no relief in the forecast. Do you turn up the air conditioning, knowing it will cost a fortune on your next electric bill? Or do you try to tough it out, sweltering to save money? Most of us would probably choose the immediate comfort of the A/C; the bill will come later.

The current heat wave thus presents a timely comparison to the trade-offs confronting policymakers as they consider the global economy. How do we balance the short-term need to sustain a fragile economic recovery against the long-term need to reduce deficits and debt? As with the heat, unless we make it through the short term, the long term won't matter much. But spending on economic stimulus in the short term could add to our long-term debt burden.

Most of the world is facing the same issues. Fiscal austerity programs are being implemented across Europe, and not just in those countries at most immediate risk of default. In the United States, there is as of yet no clear course of action. Expect to hear about this in the fall, as the gentle breezes of summer give way to the hot winds of electoral politics. We believe that for the next several months, markets will see heightened volatility as investors worldwide seek assurance that the global recovery remains on track. On the bright side, we expect corporate profits to continue to exceed expectations.

Confronted with this type of uncertainty, what do you do? Keep your options open — consider investing in funds that provide diversification geographically across markets and seek investment managers that are skilled at anticipating changes in correlations and risks among asset classes. And of course, discuss any proposed portfolio changes with your investment advisor before you take action.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
July 10, 2010

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2010

After a 13-month advance through mid-April, a confluence of local and world concerns sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), on a steeply downward path. For the first half of the new fiscal year, the index fell 7.1% to closing levels not seen since October 2, 2009. (The MSCI World IndexSM returned (9.84)% for the six months ended June 30, 2010, measured in U.S. dollars.)

By the end of 2009, the rally had become increasingly edgy. The rescue of failing institutions by governments and central banks in Europe and the U.S. together with unprecedented fiscal and monetary stimulus to counter the ensuing recession had led to enormous, unsustainable budget deficits. Not only would stimulus programs end, but debt would need to be wound down.

Beacons of hope in this rather bleak outlook were thought to be the U.S. and emerging markets, centered on China. The U.S. with its vast, dynamic, flexible economy would surely bounce back most quickly in the developed world. Emerging market economies, more fiscally robust these days, had never suffered much of a financial crisis and recession anyway and were again showing vibrant growth. The demand for capital goods from China might sustain Japan's export led revival, while in Europe, growth may be tepid but at least the situation was stable. By early May all of these premises were disintegrating, the erosion gathering pace through June.

In the U.S., the critical housing market seemed to be improving, boosted by tax credits for home buyers. After sliding for more than three years, house prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) finally showed year-over-year increases from February. But even before the credits expired, sales of existing homes turned down. And in May, sales of new homes fell by one third from April, to the lowest rate since at least 1963. Unemployment remained stubbornly high, near 10%. The June report showed only 41,000 private sector jobs created, with annual wage growth below 2%. The final estimate of Gross Domestic Product ("GDP") growth for the first quarter was revised down to 2.7% annualized. And excluding inventory build-up, real final demand expanded at just 0.8% per annum. Retail sales unexpectedly dipped in May. Some commentators also cited trends in the bond market (see below) and pointed to a double-dip recession.

China had grown at "only" 8.7% in 2009. In response, the government instructed the banks to expand lending and first quarter GDP growth rebounded to 11.9%. But inflation picked up and a housing bubble developed. The authorities quickly back-pedaled and repeatedly raised banks' reserve ratio requirements. By the end of June the increasingly closely-watched Chinese manufacturing purchasing managers' index was weakening. The unofficial version compiled by HSBC plumbed a 12-month low.

In the Eurozone, default on billions of euro of Greece's maturing bonds loomed. Amid downgrades and ballooning yields, Eurozone countries, with no single voice, dithered on the need for a bail-out, its size, terms and the involvement of the International Monetary Fund ("IMF"). Many expected contagion and even doubted the viability of the euro itself. At last on the weekend of May 8-9, Eurozone finance ministers agreed on a Financial Stabilization mechanism funded with €500 billion, while the IMF would add up to €250 billion. The European Central Bank started buying sovereign debt and by then it was abundantly clear that the real problem was that vast quantities of the debt were held in the banking system, which might seize up as a result. In short, another "Lehman" event was feared.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 5.33%, with the Barclays Capital U.S. Treasury Index (which returned 5.86%) slightly outperforming the Barclays Capital Corporate Investment Grade Bond Index (which returned 5.79%). The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.45%. In the flight to safety, the two-year Treasury yield reached a record low, while the difference between the yields on two-year and ten-year Treasuries, having set new record high levels in February, fell back to October 2009 spreads by the end of June.

U.S. equities, represented by the S&P 500® Index including dividends, fell 6.65% in the first half. Through early April, the economic reports seemed to be improving. Stock prices were also supported by strong earnings reports, with first quarter operating earnings per share for S&P 500® companies coming in about 92% above those for the corresponding quarter of 2009. The index peaked on April 23, up over 9% for the year, before factors described above drove investor sentiment and the market back down amid surging volatility.

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2010

In currencies, the scenario described above in the Eurozone propelled the dollar up 17.4% on the euro. The dollar also gained 5.7% against the pound but lost 3.9% to the Japanese yen.

In international markets, the MSCI Japan® Index dropped 7.5% for the first half of the year. The last thing export dependent Japan needed was a double-dip recession in the developed economies. Impressive 5% annualized first quarter GDP growth was considered vulnerable with household demand still slow and consumer prices drifting down. The MSCI Europe ex UK® Index fell 6.2%. As in the U.S., the first few weeks of April saw the 2010 high point for the index before the peril inherent in shaky sovereign debt captured the attention of investors. The MSCI UK® Index lost 7.6%, with BP contributing over 3% of it. The newly elected coalition government introduced an aggressively austere budget that would reduce the deficit to 3.9% by 2015, but this would have a depressing effect on growth and profits.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Trust's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ING CORPORATE LEADERS TRUST FUND

PORTFOLIO MANAGERS' REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the "Trust") seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the six-month period ended June 30, 2010, the Trust provided a total return of (3.53)% compared to the S&P 500® Index(1), which returned (6.65)% for the same period.

Portfolio Specifics: The Trust is a passively managed grantor trust. The Trust performed well relative to the benchmark over the six-month reporting period because it happened to own the shares of a number of resilient companies and did not own some of the weakest.

The Trust's position in Berkshire Hathaway, Inc. (Cl A), a property and casualty insurance company, benefited returns. The stock price rose thanks to the company achieving its highest quarterly earnings in three years. Owning industrial stocks such as Union Pacific Corp., a leading transportation company, also added to returns as it posted record first-quarter earnings and announced dividend increases. Not owning technology companies including Microsoft was also favorable as higher-growth industries were hurt by increased risk aversion that gripped the markets.

In contrast, positions in integrated oil companies ExxonMobil Corp. and Chevron Corp. hurt results as the BP oil spill in the Gulf of Mexico weighed on the whole industry. Not owning Apple, Inc. computers also hurt returns as the company's stock surged with the successful launch of its iPad mobile computing device and 4G iPhone.

Current Strategy and Outlook: We are encouraged by the long-term outlook for the Trust given its holding of what we believe are high quality, well respected leaders in their industries and strong global market positions. We believe these companies are relatively well positioned to withstand future economic downturns as they generally have better access to capital, solid cash reserves, global exposures and diverse business lines.

Industry Allocation
as of June 30, 2010
(as a percent of net assets)

Energy	30.8%
Industrials	16.5%
Materials	15.0%
Financials	12.2%
Consumer Discretionary	7.4%
Consumer Staples	7.4%
Utilities	7.3%
Telecommunication Services	0.8%
Other Assets and Liabilities - Net	2.6%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of June 30, 2010
(as a percent of net assets)

ExxonMobil Corp.	18.3%
Berkshire Hathaway, Inc. - Class A	12.1%
Union Pacific Corp.	10.2%
Praxair, Inc.	9.6%
Chevron Corp.	8.4%
Procter & Gamble Co.	7.4%
Marathon Oil Corp.	4.1%
General Electric Co.	3.4%
Consolidated Edison, Inc.	3.2%
Fortune Brands, Inc.	2.9%

Portfolio holdings are subject to change daily.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other ING Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustee
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Corporate Leaders Trust Fund — Series "B", a series of ING Corporate Leaders Trust Fund, as of June 30, 2010, the related statement of operations for the six-month period then ended, the statement of changes in net assets for the six-month period then ended and for the year ended December 31, 2009, and the financial highlights for the six-month period then ended and for each of the years in the five-year period ended December 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series "B" as of June 30, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 25, 2010

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2010

ASSETS:
Investments in securities at value (identified cost $293,676,330)	$328,320,873
Cash	10,224,565
Receivables:
Participations sold	404,609
Dividends	331,988
Prepaid expenses	24,275
Total assets	339,306,310
LIABILITIES:
Payable for participations redeemed	684,072
Distributions payable	1,337,960
Sponsor's maintenance fees payable	116,267
Payable for custody and accounting fees	10,217
Payable for shareholder reporting expense	40,728
Payable for professional fees	93,104
Payable for transfer agent fees	77,426
Other accrued expenses and liabilities	691
Total liabilities	2,360,465
NET ASSETS:
Balance applicable to participations at June 30, 2010, equivalent to $16.29 per participation on 20,680,781 participations outstanding	$336,945,845

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010

INVESTMENT INCOME:
Dividends	$4,702,763
Total investment income	4,702,763
EXPENSES:
Sponsor maintenance fees (Note 4)	741,857
Transfer agent fees	138,678
Shareholder reporting expense	33,627
Registration and filing fees	26,291
Professional fees	55,413
Custody and accounting expense (Note 4)	29,122
Miscellaneous expense	1,594
Total expenses	1,026,582
Net investment income	3,676,181
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	21,923,009
Net change in unrealized appreciation or depreciation on investments	(37,193,158)
Net realized and unrealized loss on investments	(15,270,149)
Decrease in net assets resulting from operations	$(11,593,968)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$3,676,181	$8,550,424
Net realized gain(loss) on investments	21,923,009	(20,641,312)
Net change in unrealized appreciation or depreciation on investments	(37,193,158)	54,702,874
Increase (decrease) in net assets resulting from operations	(11,593,968)	42,611,986
FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(3,874,456)	(13,853,622)
Net realized gains	(4,992,762)	—
Return of capital	—	(1,081,407)
Total distributions	(8,867,218)	(14,935,029)
FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	16,330,645	80,698,812
Reinvestment of distributions	7,527,727	12,823,603
	23,858,372	93,522,415
Cost of participations redeemed	(47,461,259)	(104,433,082)
Net decrease in net assets resulting from participation transactions	(23,602,887)	(10,910,667)
Net increase (decrease) in net assets	(44,064,073)	16,766,290
NET ASSETS:
Beginning of period	381,009,918	364,243,628
End of period	$336,945,845	$381,009,918

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND, SERIES B

FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each year or period.

	Six Months Ended June 30,		Year Ended December 31,
	2010		20092008200720062005
Per Participation Operating Performance:
Net asset value, beginning of year/period		$17.34	16.11		22.98	21.97		18.67		17.77
Income (loss) from investment operations:
Net investment income		$0.18 *	0.37	*	0.48	0.40	*	0.39	*	0.36	*
Net realized and unrealized gain (loss) on investments		$(0.79)	1.53		(7.15)	1.95		3.31		1.44
Total income (loss) from investment operations		$(0.61)	1.90		(6.67)	2.35		3.70		1.80
Less distributions/allocations from:
Net investment income		$0.19	0.62		0.20	0.38		0.40		0.35
Net realized gains		$0.25	—		0.00 **	0.51		—		0.12
Tax return of capital		$—	0.05		—	0.45		—		0.43
Total distributions/allocations		$0.44	0.67		0.20	1.34		0.40		0.90
Net asset value, end of year/period		$16.29	17.34		16.11	22.98		21.97		18.67
Total Return(1)%		(3.53)	12.15		(29.25)	10.82		19.98		10.36
Ratios and Supplemental Data:
Net assets, end of year/period (000's)		$336,946	381,010		364,244	461,324		400,585		363,967
Ratios to average net assets:
Expenses	%	0.55	0.59		0.51	0.49		0.49		0.50
Net investment income	%	1.98	2.40		2.15	1.75		1.97		1.93

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain and return of capital distributions/allocations at net asset value.

*  Calculated using average number of participations outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2010

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the "Trust"), is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission ("SEC"). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

The Trust is comprised of a Trust Fund ("Trust Fund") and a Distributive Fund ("Distributive Fund"). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-one corporations (except with respect to shares received from spin-offs of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, the Bank of New York Mellon ("the Trustee") serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the distribution reinvestment program unless the participant has elected to receive his distribution in cash.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.  Valuation of Securities. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates market fair value.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments. For the six months ended June 30, 2010, there have been no significant changes to the fair valuation methodologies.

B.  Income Taxes. No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. At June 30, 2010, the cost of the Trust's portfolio of investments for tax purposes was $293,676,330.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

As of June 30, 2010, the tax basis net unrealized appreciation of portfolio securities was $34,644,543, comprised of unrealized appreciation of $73,441,788 and unrealized depreciation of $38,797,245.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Security Transactions & Revenue Recognition. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2010, distributions from net investment income were $8,867,218, equivalent to $0.44 per participation. For the year ended December 31, 2009, distributions from net investment income were $13,853,622(1), equivalent to $0.62(1) per participation.

For the six months ended June 30, 2010, distributions of net realized gains were $4,992,762, equivalent to $0.25 per participation. For the year ended December 31, 2009, there were no distributions of net realized gains.

For the six months ended June 30, 2010, there were no distributions of tax return of capital. For the year ended December 31, 2009, the distributions of tax return of capital were $1,081,407, equivalent to $0.05 per participation.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

The Trust's major tax jurisdictions are federal and New York. The earliest tax year that remains subject to examination by these jurisdictions is 2007. The Trust's federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

(1)  A portion of this dividend was taxable in 2008 and was reported as such on the shareholder's Form 1041.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $29,122 for the six months ended June 30, 2010.

ING Investments, LLC (the "Sponsor") serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2010, the cost of purchases and proceeds of sales of investment securities were $1,684,914 and $36,007,916 respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust's financial statements.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2010 (CONTINUED)

NOTE 6 — SOURCE OF NET ASSETS

As of June 30, 2010, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in Trust Fund	$301,878,863
Net unrealized appreciation in value of securities	34,644,543
Trust Fund	336,523,406
Distributable fund	422,439
Total net assets	$336,945,845

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations
	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Issued on payments from holders	917,426	5,395,786
Issued on reinvestment of dividends and distributions/ allocations	462,113	803,116
Redeemed	2,668,975	(6,841,218)
Net increase (decrease)	1,289,436	(642,316)

NOTE 8 — SUBSEQUENT EVENTS

The Trust have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING CORPORATE LEADERS TRUST FUND  PORTFOLIO OF INVESTMENTS

CERTIFICATES, SERIES B  AS OF JUNE 30, 2010

Securities	Number of Shares	Cost	Market Value
COMMON STOCK: 97.4%
Consumer Discretionary: 7.4%
CBS Corp. - Class B	147,408	$2,710,484	$1,905,985
Comcast Corp. - Class A	233,091	4,728,102	4,048,791
Eastman Kodak Co.*	253,208	5,277,981	1,098,923
Foot Locker, Inc.	253,208	4,410,678	3,195,485
Fortune Brands, Inc.	253,208	16,042,259	9,920,689
Viacom - Class B	147,408	4,471,287	4,624,189
		37,640,791	24,794,062
Consumer Staples: 7.4%
Procter & Gamble Co.	417,408	21,738,462	25,036,132
Energy: 30.8%
Chevron Corp.	418,808	24,264,225	28,420,311
ExxonMobil Corp.	1,078,108	41,735,642	61,527,624
Marathon Oil Corp.	447,508	12,648,518	13,913,024
		78,648,385	103,860,959
Financials: 12.2%
Berkshire Hathaway, Inc. *	200	3,780	15,938
Berkshire Hathaway, Inc. - Class A *	341	22,179,276	40,920,000
		22,183,056	40,935,938
Industrials: 16.5%
General Electric Co.	789,008	20,555,216	11,377,495
Honeywell International, Inc.	253,208	10,530,728	9,882,708
Union Pacific Corp.	496,108	21,242,584	34,484,466
		52,328,528	55,744,669
Materials: 15.0%
Dow Chemical Co.	399,175	13,496,441	9,468,431
EI Du Pont de Nemours & Co.	253,208	10,585,532	8,758,465
Praxair, Inc.	426,708	19,674,351	32,425,541
		43,756,324	50,652,437
Telecommunication Services: 0.8%
AT&T, Inc.	111,605	3,486,484	2,699,725
Utilities: 7.3%
Ameren Corp.	253,208	11,214,396	6,018,754
Consolidated Edison, Inc.	253,208	10,880,576	10,913,265
NiSource, Inc.	528,616	11,799,328	7,664,932
		33,894,300	24,596,951
Total Investments: 97.4%		$293,676,330	$328,320,873
Other Assets and Liabilities - Net: 2.6%			8,624,972
Total Net Assets: 100.0%			$336,945,845

*  Non-income producing security

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND  PORTFOLIO OF INVESTMENTS

SERIES B  AS OF JUNE 30, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2010 in valuing the Fund's assets and liabilities:

Quoted Prices in Active Markets for Identical Investments (Level 1)
Asset Table
Investments, at value
Common Stock*	$328,320,873
Total Investments, at value	$328,320,873

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Fund

ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Sponsor

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
(formerly, PNC Global Investment Servicing (U.S.) Inc.)
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  PRSAR-CLTB  (0610-082310)